UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 26, 2008

Fifth Third Holdings Funding, LLC

(Depositor)

Fifth Third Auto Trust 2008-1

(Issuing Entity)

Delaware

(State or Other Jurisdiction of Incorporation)

333-144316 333-144316-01	35-2301537 26-6088654
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

1701 Golf Road Tower 1, 9th Floor Rolling Meadows, Illinois	60008
(Address of Principal Executive Offices)	(Zip Code)

(847) 354-7341

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant and Co-Registrant are filing the exhibits listed in Item 9.01(d) below in connection with the issuance of the Class A-1 Auto Loan Asset Backed Notes, the Class A-2-A Auto Loan Asset Backed Notes, the Class A-2-B Auto Loan Asset Backed Notes, the Class A-3-A Auto Loan Asset Backed Notes, the Class A-3-B Auto Loan Asset Backed Notes, the Class A-4-A Auto Loan Asset Backed Notes, the Class A-4-B Auto Loan Asset Backed Notes, the Class B Auto Loan Asset Backed Notes, the Class C Auto Loan Asset Backed Notes and the Class D Auto Loan Asset Backed Notes (the “Notes”) by Fifth Third Auto Trust 2008-1 described in the Preliminary Prospectus Supplement dated March 26, 2008.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Document Description

5.1	Opinion of Mayer Brown LLP with respect to legality matters

8.1	Opinion of Mayer Brown LLP with respect to tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD HOLDINGS FUNDING, LLC

March 26, 2008	By:	/S/ TAYFUN TUZUN
		Name:	Tayfun Tuzun
		Title:	President